SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 7, 1999



                              UnitedGlobalCom, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-21974                       84-1116217
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.
-----------------------

     On September 7, 1999, UnitedGlobalCom, Inc. ("United") announced that Liberty Media Corporation ("Liberty") had agreed to purchase 4.93 million shares of United's Class B common stock from existing stockholders of United. As part of this transaction, Liberty has agreed to assign 50% of its interest in the shares to Microsoft Corporation ("Microsoft"). Liberty, Microsoft and United Pan-Europe Communications N.V., which is 62.2% owned by United, would form a joint venture into which they will contribute their respective shares of United. A copy of the press release is filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits

         99.1 Press Release dated September 7, 1999.



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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITEDGLOBALCOM, INC.



DATE: September 17, 1999                    By: /S/ Frederick G. Westerman, III
                                               ---------------------------------
                                                Frederick G. Westerman, III
                                                Chief Financial Officer



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